Exhibit 10.1

Strictly Confidential

September 15, 2025

Modular Medical, Inc.
10740 Thornmint Road
San Diego, CA 92127

Re:	Proposed Adjustment of Warrant Exercise Price of 2023 Warrant

Dear Sir or Madam:

Reference is hereby made to the Common Stock Purchase Warrant acquired by the undersigned Holder on May 18, 2023 (the “2023 Warrant”; terms used but not defined herein have the meanings assigned to them in the 2023 Warrant and that certain Warrant Agency Agreement, by and between Modular Medical, Inc. (the “Company”) and Colonial Stock Transfer Company, Inc., dated as of May 18, 2023) in the Company’s registered underwritten offering under the Underwriting Agreement between the Company and Newbridge Securities Corporation (“NSC”). The 2023 Warrant is exercisable for ____________shares of Common Stock at an Exercise Price of $1.22 per share. All capitalized terms not herein defined shall have the meaning ascribed to them in the 2023 Warrant, including all attachments, schedules and exhibits thereto.

Pursuant to Section 3(g) of the Warrant Certificate, the Exercise Price may be reduced to any amount deemed appropriate by the board of directors of the Company. The Company, by countersigning this letter where indicated below, agrees to adjust the Exercise Price, such that the price paid by the Holder to exercise the 2023 Warrant shall be the Adjusted Exercise Price Per Share set forth on the Notice of Exercise (attached as Exhibit A), which shall be the lower of (a) $0.70 per share of Common Stock or (b) a 10.0% discount to the Nasdaq Official Closing Price (“NOCP”) on the date of such Notice of Exercise. In connection therewith, the Holder is (i) submitting a Notice of Exercise, (ii) submitting a Warrant Certificate Request Notice (attached as Exhibit B) and designating NSC to receive the physical certificate and submit it to the Company to be exercised, and (iii) paying the aggregate exercise price listed on the Notice of Exercise to exercise the number of shares of Common Stock of the 2023 Warrant listed on the Notice of Exercise.

The registration statement registering the resale of the shares underlying the 2023 Warrant is currently effective and, upon exercise of the 2023 Warrant, will, to the Company’s knowledge, be effective for the resale of the shares underlying the 2023 Warrant. In consideration for the undersigned Holder exercising the 2023 Warrant, the Company hereby offers to issue to the undersigned Holder or its designee a new unregistered common stock purchase warrant (“New Warrants”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to purchase up to a number of shares of Common Stock (the “New Warrant Shares”) equal to 50% of the number of Warrant Shares issued pursuant to the exercise of the 2023 Warrant hereunder, which New Warrants shall be substantially in the form as set forth in Exhibit C hereto with such New Warrants having a Securities Act restrictive legend , will be exercisable on the date of issuance and have a term of exercise of 5 years from the date of issuance with an exercise price equal to the lower of (a) $1.00 per share or (b) a 10.0% premium to the NOCP on the date of the Notice of Exercise, subject to adjustment as provided in the New Warrants. The Company will use commercially reasonable efforts to register the resale of New Warrant Shares.

Strictly Confidential

The undersigned Holder hereby represents and warrants that at the time the undersigned Holder was offered the New Warrants, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(4), (a)(5), (a)(6), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act.

The undersigned Holder acknowledges that NSC, acting as the Servicing Agent, shall receive a fixed fee of $400,000 and expense reimbursement of up to $50,000, regardless of the amount of proceeds from the exercise of the 2023 Warrant or the New Warrants, and as the Servicing Agent, NSC is acting solely for informational and logistical purposes only. The undersigned Holder understands that NSC is not making any investment recommendation or offering any investment advice, and no communication from NSC should be construed as such.

If you have any questions regarding the logistics of exercising the 2023 Warrant, please contact NSC at Syndicate@newbridgesecurities.com. If you have any other questions, please contact the Company at Warrantadjustment@modular-medical.com.

The undersigned Holder and the Company understand that this matter should be treated as confidential until such time as a press release is issued or a Current Report on Form 8-K is filed regarding this matter.

Sincerely,

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

Accepted and agreed:

MODULAR MEDICAL, INC.

By:
Name:	James E. Besser
Title:	Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: Modular Medical, Inc.

(1)   The undersigned hereby elects to purchase ___________Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full) at an Adjusted Exercise Price of $____________, and tenders herewith payment of the aggregate exercise price in full equal to $______________, together with all applicable transfer taxes, if any.

(2)   Payment shall take the form of (check applicable box):

☒   in lawful money of the United States; or

☐   if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)   Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

WARRANT CERTIFICATE REQUEST NOTICE

To: Colonial Stock Transfer Company, Inc as Warrant Agent for Modular Medical, Inc. (the “Company”)

The undersigned Holder of Common Stock Purchase Warrants (“Warrants”) in the form of Global Warrants issued by the Company hereby elects to receive a Definitive Certificate evidencing the Warrants held by the Holder as specified below:

1.	Name of Holder of Warrants in form of Global Warrants:

__________________________________________________________

2.	Name of Holder in Definitive Certificate (if different from name of Holder of Warrants in form of Global Warrants):

__________________________________________________________

3.	Number of Warrants in name of Holder in form of Global Warrants:

__________________________________________________________

4.	Number of Warrants for which Definitive Certificate shall be issued:

__________________________________________________________

5.	Number of Warrants in name of Holder in form of Global Warrants after issuance of Definitive Certificate, if any:

_________________

6.	Definitive Certificates shall be issued in book entry without physical delivery and reflect the following address for the Holder:

Black River Management Ltd.
15 Cattano Avenue

Morristown, NJ 07960

The undersigned hereby acknowledges and agrees that, in connection with this Warrant Exchange and the issuance of the Definitive Certificate, the Holder is deemed to have surrendered the number of Warrants in form of Global Warrants in the name of the Holder equal to the number of Warrants evidenced by the Definitive Certificate.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

__________________________________________

Signature of Authorized Signatory of Investing Entity:

__________________________________________

Name of Authorized Signatory:

__________________________________________

Title of Authorized Signatory:

__________________________________________

Date: ______________________________________

EXHIBIT C

Form of New Warrant

[See attached]